Inventories	12 Months Ended
Mar. 31, 2024
Inventories [Abstract]
Inventories	Inventories

	JPY (millions) As of March 31
	2023	2024
Finished products and merchandise	¥269,042	¥349,590
Work-in-process	436,508	522,667
Raw materials and supplies	280,908	337,612
Total	¥986,457	¥1,209,869
The amount of inventory write-offs recognized was JPY 25,018 million, JPY 18,392 million, and JPY 26,335 million for the years ended March 31, 2022, 2023 and 2024 respectively, and was included in cost of sales.